Exhibit 10.29

FIRST AMENDMENT to RESEARCH FUNDING AND OPTION AGREEMENT

THIS FIRST AMENDMENT (the “Amendment”), effective as of June 1st, 2024 (“Amendment Effective Date”), is by and between the THE SCRIPPS RESEARCH INSTITUTE, a California nonprofit public benefit corporation with offices at 10550 North Torrey Pines Road, La Jolla, California 92037 (“TSRI”), and XENETIC BIOSCIENCES INC., a for-profit entity with offices at 945 Concord Street, Framingham, Massachusetts 01701 (“Sponsor”). Each of TSRI and Sponsor shall also herein be referred to as a “Party” and together as the “Parties”.

RECITALS

WHEREAS, the Parties entered into a research funding and option agreement for the laboratory of Dr. Alexey Stepanov effective March 10, 2023 (the “Agreement”) covering “the use of CAR-T cells and/or DNase with or without a therapeutic agent or targeting agent for the treatment of a disease or syndrome”;

WHEREAS, the Parties desire to amend the Agreement to extend the Term until October 31, 2024;

NOW, THEREFORE, in consideration of the foregoing and the mutual promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree to amend the Agreement as follows:

1.	Section 7.1 (“Term”) in the Agreement is hereby deleted in its entirety and replaced with the following:

“Term. This Agreement shall expire on October 31, 2024.”

2.	No other amendment. Except as expressly amended hereby, the provisions of the Agreement shall remain in full force and effect. Any terms defined in the Agreement shall have the same meanings in this Amendment.

3.	Counterparts. This Amendment may be signed in multiple counterparts, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument. The Parties may sign and deliver this Amendment by electronic mail in portable document format (PDF) form, and a reproduction of this Amendment made by PDF will have the same effect as a signed and delivered original version.

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IN WITNESS WHEREOF, TSRI and Sponsor have caused this first Amendment to be executed by their respective duly authorized officers.

XENETIC BIOSCIENCES INC.	THE SCRIPPS RESEARCH INSTITUTE

By: /s/ James Parslow	By: /s/ William Marrs

Name: James Parslow	Name: William Marrs
Title: Chief Financial Officer	Title: Director of Licensing

Date: May 29, 2024	Date: 5/31/2024

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